PROSPECTUS      HORACE MANN CLASS OF SHARES
        of
        Wilshire 5000 Index Portfolio

Horace Mann Class of Shares (the "Shares") of the Wilshire 5000 Index Portfolio (the "Portfolio") are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"), a registered broker/dealer with the National Association of Securities Dealers and a wholly owned subsidiary of Horace Mann Educators Corporation. The Portfolio is a series of Wilshire Target Funds, Inc. (the "Company"). The goal of the Portfolio is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of fund expenses. See "Description of the Portfolio." Wilshire Associates Incorporated ("Wilshire") serves as the Portfolio's investment adviser. First Data Investor Services Group, Inc. ("Investor Services Group") serves as the Portfolio's administrator and transfer agent. First Data Distributors, Inc. ("FDDI") serves as the Portfolio's distributor. This prospectus sets forth concisely information about the Portfolio that you should know before investing. It should be read and retained for future reference. The Statement of Additional Information, dated September 2, 1999, which may be revised from time to time, provides a further discussion of certain topics in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, contact your local Horace Mann agent or sales representative, or the Horace Mann home office at 1-800-999-1030 or write to the Company at P.O. Box 60488, King of Prussia, Pennsylvania 19406- 0488, or call 1-888-200-6796. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, information incorporated by reference to this prospectus and other information regarding registrants that file electronically with the SEC. Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal amount invested.
        TABLE OF CONTENTS       Page
        Fee Table               2
        Description of the Portfolio            3
        Investment Considerations and Risks             4
        Management of the Portfolio             6
        Purchase of Shares              7
        Redemption of Shares            9
        Distribution Plan               10
        Dividends, Distributions and Taxes              11
        Performance Information         13
        General Information             13
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
The following table illustrates the expenses and fees expected to be incurred by a shareholder and the Portfolio for the current fiscal year.


HORACE MANN
CLASS SHARES
Wilshire 5000 Index Portfolio SHAREHOLDER TRANSACTION EXPENSES:

Maximum sales load imposed on purchases or reinvestment of dividends

None
Contingent deferred sales load upon redemption of investments

None
Redemption Fees
None
Exchange Fees
None


ANNUAL PORTFOLIO OPERATING EXPENSES:

(as a percentage of average daily net assets)

Management Fees*
 .10%
12b-1 Fee
 .35%
Other Expenses
 .25%


Total Portfolio Operating Expenses (after expense reimbursements)+

 .70%

* The Adviser is waiving the management fee until at least December 31, 1999.

+ The Adviser will waive fees and reimburse expenses to the extent necessary to maintain the Portfolio's total expenses (other than Rule 12b-1 fees) at .35% of the Portfolio's average daily net assets until at least September 30, 2000. Absent such fee waivers and expense reimbursements, the ratio of total Portfolio operating expenses to average daily net assets would be 0.90%.

The purpose of the foregoing table is to assist you in understanding the various estimated costs and expenses that the Portfolio and investors will bear, the payment of which will reduce investors' annual return. Actual expenses may be greater or less than such estimates.

The following example illustrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolio. These amounts are based on payments by the Portfolio of operating expenses at the levels set forth in the above table and also based on the following assumptions:


EXAMPLE:
An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

1 Year          $  7
3 Years $22

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


DESCRIPTION OF THE PORTFOLIO

Investment Objective

The goal of the Wilshire 5000 Index Portfolio is to replicate as closely as possible (before fund expenses) the total return of the Index.

Investment Approach

The Portfolio is appropriate for investors who seek a return comparable to that of the U.S. stock market as a whole as represented by the Index. The Index, an unmanaged capitalization- weighted index of over 7,000 U.S. equity securities, consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Index has been computed continuously since 1974 and is published daily in many major newspapers.

The Portfolio will invest primarily in the common stocks of companies included in the Index, that Wilshire deems representative of the entire Index selected on the basis of computer generated statistical data. Although the Portfolio will not hold securities of all the issuers whose securities are included in the Index, it will normally hold securities representing at least 90% of the total market value of the Index.

The Portfolio is managed through the use of a "quantitative" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Index (before the deduction of fund expenses) through statistical procedures. As a result, the Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. Securities are selected based primarily on market capitalization and industry weightings.


Wilshire will keep the Portfolio invested in common stocks as fully as practicable. During ordinary market conditions, it anticipates that more than 95% of the Portfolio's assets will be so invested. In connection with these investments, the Portfolio may from time to time receive dividends or distributions of other securities with equity characteristics, such as preferred stocks, warrants, rights and securities convertible into common stock; Wilshire will determine whether it is in the best interest of the Portfolio to hold these securities or dispose of them. It is not Wilshire's intent to use other securities, whether issues of individual companies or derivative securities, to enhance or modify the return of the Portfolio. Nor is it Wilshire's intent to actively manage the Portfolio's cash position for defensive reasons. In order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a nationally recognized securities rating organization) U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. From time to time as the result of unforeseen market conditions or to facilitate the handling of contributions or withdrawals, Wilshire may purchase such securities if in its judgement this is in the best interest of the shareholders. Such positions will be limited to an amount necessary to deal with the specific condition at hand and will be liquidated as soon as Wilshire deems it appropriate.


INVESTMENT CONSIDERATIONS AND RISKS

General -- The Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

The Portfolio may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests for growth and does not pursue income as a primary objective. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Portfolio's investment securities will result in changes in the value of the Portfolio's shares and thus the Portfolio's total return to investors. See "Investment Objective and Management Policies" in the Statement of Additional Information.

Over time, Wilshire expects the correlation between the performance of the Portfolio and the Index to be 0.95 or higher before deduction of fund expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio's ability to track the Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Index or the assets of the Portfolio, and the timing and amount of Portfolio contributions and withdrawals. If for any reason the Portfolio does not achieve a high correlation, the Company's Board of Directors will consider alternatives.

Except as otherwise indicated, the Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Portfolio's objective will be met. See "Investment Objective and Management Policies -- Policies" in the Statement of Additional Information for a further discussion of certain risks.

Borrowing Money -- The Portfolio is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase any additional securities.

Simultaneous Investments -- Investment decisions for the Portfolio are made independently from those of other series of the Company, other investment companies and other accounts advised by Wilshire. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at approximately the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

Lending Portfolio Securities -- The Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Portfolio an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loan collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.

Year 2000 -- The date-related computer issues known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Company and its shareholders. Wilshire does not expect that the Company will be required to incur material costs to be Year 2000 compliant. The Fund cannot guarantee, however, that all Year 2000 issues will be identified and corrected by January 1, 2000. In addition, the Year 2000 problem may adversely affect the issuers in which the Portfolio invests. However, because the objective of the Portfolio is to replicate as closely as possible the total return of the Wilshire 5000 Index, Wilshire does not perform fundamental analyses of the companies in which the Portfolio invests, and does not attempt to monitor the impact of the problem on individual issuers.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser -- Wilshire, located at 1299 Ocean Avenue, Santa Monica, California 90401, was formed in 1972 and serves as the Portfolio's investment adviser. As of June 1, 1999, Wilshire managed approximately $9.5 billion in assets. Under the terms of the Investment Advisory Agreement described below, Wilshire, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law, manages the investment of the assets of the Portfolio. The Portfolio's primary portfolio manager is Thomas D. Stevens, the President and Chairman of the Board of Directors of the Company and a Senior Vice President of Wilshire. He has been employed by Wilshire since 1980. The Portfolio's other portfolio manager is identified in the Statement of Additional Information. Wilshire also provides research services for the Portfolio through a professional staff of portfolio managers and securities analysts. Wilshire is controlled by its President, Dennis Tito, who owns a majority of its outstanding voting stock.

Pursuant to the terms of an Investment Advisory Agreement with Wilshire (the "Advisory Agreement"), the Company has agreed to pay Wilshire a fee computed daily and paid monthly at the annual rate of .10% of the value of the Portfolio's average daily net assets. Wilshire will waive advisory fees through December 31, 1999. Wilshire will reimburse fees and expenses with respect to the Portfolio to the extent necessary to maintain the Portfolio's expense ratio (other than Rule 12b-1 fees) at 0.35% of the Portfolio's average daily net assets until at least September 30, 2000. The agreement of Wilshire to waive its advisory fees and to pay the Portfolios expenses is subject to the obligation of the Portfolio to repay Wilshire such expenses and fee waivers in future years, if any, when the Portfolio's expenses fall below 0.35% (excluding Rule 12b-1 fees), but only to the extent that such repayment would not cause the Portfolio's expenses in any future year to exceed 0.35%, and provided that the Portfolio is not obligated to repay such expenses more than two years after the end of the fiscal year in which incurred.

Administrator and Transfer Agent -- Investor Services Group ("Transfer Agent"), a subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Company's administrator and transfer agent pursuant to a Services Agreement with the Company. Under the terms of the Services Agreement, Investor Services Group generally assists in all aspects of the Company's operations, other than providing investment advice, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the terms of the Services Agreement, the Company has agreed to pay Investor Services Group a fee, computed daily and paid monthly, at the annual rate of .15 of 1% of the value of the Company's monthly average net assets up to aggregate assets of $1 billion, .10 of 1% of the Company's monthly average net assets on the next $4 billion, and .08 of 1% the Company's monthly average net assets on the excess net assets. In addition, the Company has agreed to pay Investor Services Group an annual fee of $25,000 per series and $2,000 for each additional class.

Custodian -- The Northern Trust Company is the custodian of the Company's investments.

Distributor -- FDDI, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the distributor of the Company's shares. FDDI is an indirect wholly-owned subsidiary of First Data Corporation. FDDI is not compensated for its services as distributor.

Expenses -- From time to time, Wilshire or Investor Services Group may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay
Wilshire or Investor Services Group for any amounts which may be waived or assumed. Each of FDDI, Wilshire or Investor Services Group may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to Horace Mann, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by FDDI, Wilshire or Investor Services Group. The expenses borne by the Company include: organizational costs; taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of FDDI, Wilshire or Investor Services Group or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians, transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolio and other series of the Company on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio and other series of the Company.


PURCHASE OF SHARES

Horace Mann Class Shares of the Portfolio are sold without an initial or contingent deferred sales charge to customers of Horace Mann ("Customers"). You may purchase shares of the Portfolio on any day when the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Investors wishing to purchase shares of the Portfolio should contact a local Horace Mann agent or sale representative or the Horace Mann home office at 1-800-999-1030 to obtain an account application. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.


The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Scheduled Payment Plan. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

You may make investments in the shares as follows:

(1) Horace Mann Wilshire 5000 Scheduled Payment Plan. Horace Mann Wilshire 5000 Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. Shares are purchased by either electronically transferring funds from the bank account you designate or by having your payroll area deduct money from your paycheck and remit the money to the Company.

If you elect to have money transferred from your bank account, your bank account will be debited in a specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member.

If you elect to have the money deducted from your paycheck, the amount deducted will be sent by your payroll area to the Company. On the day the money is received, the Company will purchase the appropriate number of shares of the Portfolio. This option may not be available to all individuals.

To establish a Horace Mann Wilshire 5000 Scheduled Payment Plan, you must indicate in the appropriate box on the account application or have filed the authorization form with your Horace Mann agent. You may obtain the necessary authorization form by contacting your local Horace Mann agent or sales representative by calling the Horace Mann home office at 1-800-999- 1030 or by calling 1-888-200-6796. You may cancel your participation in this privilege or change the amount of purchase at any time by mailing written notification to Wilshire Target Funds, Inc. - Horace Mann Class shares, P.O. Box 60488, King of Prussia, Pennsylvania 19406-0488 or by contacting your local Horace Mann agent or sales representative by calling the home office at 1- 800-999-1030, and the notification will be effective three business days following receipt. If you participate in a payroll deduction plan you will also need to notify your payroll area. The Company may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2) Wire Payments. Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve system or any bank having a correspondent bank in New York City.

(3) Checks.  Checks should be made payable to "Wilshire Target Funds, Inc.
 - Horace
Mann Class Shares."


(4) Electronic Funds Transfer. Electronic funds transfer must be from an account maintained in a bank or other domestic financed institution that is an Automated Clearing House member. The minimum purchase under this type of plan would be $500 and the maximum would be $50,000.

Contact your local Horace Mann agent or sales representative or the Horace Mann home office at 1-800-999-1030 for more information on your purchase options.

Shares of the Portfolio are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share of each class of shares is determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value of the Portfolio, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of a class of shares of the Portfolio is computed by dividing the value of the net assets attributable to that class of shares (i.e., the value of the assets attributable to that class less liabilities attributable to that class) by the total number of shares of that class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing Portfolio investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

Federal regulations require that you provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


REDEMPTION OF SHARES

You may redeem shares on any Business Day without a redemption fee. The Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Portfolio to suspend redemptions.

The Portfolio redeems its shares at the net asset value next determined after the Transfer Agent receives your redemption request, normally 4:00 p.m. New York time. Any redemption request after that time will be effective on the next Business Day.

To redeem your shares in the Portfolio either (i) contact your local Horace Mann agent or sales representative, or (ii) call the Horace Mann home office at 1-800-999-1030. You may request that redemption proceeds be mailed to you by check or forwarded to you by bank wire.

1. Telephone Redemption by Check. The Portfolio will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature guaranteed if made within 60 days of changing your address. The maximum redemption proceeds that may be paid to you under this option is $150,000 per day.

2. Telephone Redemption by Wire. The Portfolio accepts telephone requests for wire redemption in the amounts of at least $1,000. The Portfolio will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve system or a correspondent if your bank is not a member. The proceeds are normally wired on the next Business Day after the Company receives your request.

You may also redeem your shares by mail. You may mail a letter requesting redemption of shares to: Wilshire Target Funds, Inc. - Horace Mann Class shares, P.O. Box 60488, King of Prussia, Pennsylvania 19406-0488. You letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

Any shares represented by a certificate must be redeemed by mail. The value of the shares redeemed may not be more or less than their original cost, depending upon the Portfolio's then-current net asset value. To redeem these shares a customer must submit the certificate with a redemption request. Each certificate and the redemption request must include a signature guarantee.

The Company may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in the net asset value). You will be notified in writing and allowed 45 days to increase the value of your shares to at least $500.

However, if you purchased the Portfolio's shares by check and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check which may take eight business days or more. In addition, the Portfolio will reject requests to redeem shares by wire or telephone for a period of eight business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.


DISTRIBUTION PLAN

The Directors of the Company have adopted a distribution plan (the "Distribution Plan") with respect to the Horace Mann Class shares of the Portfolio pursuant to
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Distribution Plan, the Company shall pay to Horace Mann Investors an annual fee at the rate of up to 0.35% of the value of the average daily net assets attributable to the Horace Mann Class shares of the Portfolio. The fees payable under the Distribution Plan compensate Horace Mann Investors for providing services to holders of Shares and/or for maintaining the accounts of the holders of Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distribution Plan also permits reimbursement for distribution expenses paid to Horace Mann Investors by the Company for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Horace Mann Class shares of the Portfolio. The types of distribution expenses covered include, but are not limited to, the costs and expenses of direct marketing activities; the design, preparation, printing and distribution of promotional materials, advertising and offering materials, and shareholder materials; the compensation of securities dealers, registered representatives and other financial intermediaries for sales activities; and related capital, overhead and interest expenses. Amounts payable under the Distribution Plan relating to the Portfolio are charged to, and therefore reduce, income allocated to the Horace Mann Class shares of the Portfolio.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Company will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. Dividends paid by the Portfolio derived from net investment income and distributions from net realized short-term securities gains of the Portfolio will be taxable to U.S. shareholders as ordinary income for federal income tax purposes whether received in cash or reinvested in additional shares. Depending upon the composition of the Portfolio's income, all or a portion of the dividends derived from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in shares. The maximum federal capital gains rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Dividends and distributions will generally be subject to state and local taxes.

Dividends from net investment income and distributions from net realized short-term securities gains paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor is entitled to claim the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his or her non-U.S. residency status. The tax consequences to foreign investors engaged in a trade or business that is effectively connected with the United States may differ from the foregoing.

Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

Federal regulations generally require the Company to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to you if you fail to certify either that the TIN furnished in connection with opening an account is correct or that you have not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Portfolio to institute backup withholding if the IRS determines your TIN is incorrect or if you failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

The Portfolio intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and any capital gain net income with respect to each year to avoid liability for this excise tax.

The foregoing is a general summary of the U.S. Federal income tax consequences of investing in the Portfolio. You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.


PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolio. "Total return" is the change in value of an investment in the Portfolio for a specified period. The "average annual total return" of the Portfolio is the average annual compound rate of return on an investment in the Portfolio assuming the investment has been held for one-, five- and ten year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with the Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolio, including data from the Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.


GENERAL INFORMATION

The Company was incorporated under Maryland law on July 30, 1992, and commenced operations on September 30, 1992. The Company is authorized to issue 600 million shares of Common Stock par value $.001 per share.

The Company is a "series fund," which is a mutual fund divided into separate series. Each series of the Company is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. As described below, for certain matters shareholders of all series vote together as a group; as to others they vote separately by series or by class.

To date the Board of Directors has authorized the creation of five series of shares, including the Portfolio, and four classes of shares of the Portfolio. The Investment Class, Institutional Class and Qualified Class shares of the Portfolio are offered in separate Prospectuses. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors) and will be subject to the liabilities related thereto. Each share of a class of a series represents an equal proportionate interest in the series with each other class share, subject to the liabilities of the particular class. Each class of shares of a series participates equally in the earnings, dividends and assets attributable to that class. The income attributable to, and the expenses of, one class are treated separately from those of the other classes. Shares are fully paid and non-assessable. Should a series be liquidated, the holders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. The Board of Directors has the ability to create, from time to time, new series and additional classes without shareholder approval. Shares have no pre-emptive or conversion rights.


Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for the purpose of considering the removal of a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders. Each share has one vote and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Directors or selection of accountants. Each class of a series is also entitled to vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters on which shareholders are entitled to vote.

The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. Certificates for Shares will not be issued unless specifically requested.

Shareholder inquiries may be made by calling your local Horace Mann agent or sales representative or the Horace Mann home office at 1-800-999-1030 or calling the Company at 1- 888-200-6796.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus and in the Company's official sales literature in connection with the offer of the Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.



HORACE MANN CLASS OF SHARES
of
Wilshire 5000 Index Portfolio

STATEMENT OF ADDITIONAL INFORMATION

September 2, 1999


This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current prospectus of the Horace Mann Class of Shares (the "Shares") of the Wilshire 5000 Index Portfolio (the "Portfolio") dated September 2, 1999 (the "Prospectus"). The Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"), a registered broker/dealer with the National Association of Securities Dealers and a wholly owned subsidiary of Horace Mann Educators Corporation. The Portfolio is a series of Wilshire Target Funds, Inc. (the "Company"). To obtain a copy of the Prospectus, please contact your local Horace Mann agent or sales representative at the Horace Mann home office at 1-800-999-1030 or write to the Company at P.O. Box 60488, King of Prussia, Pennsylvania 19406-0488, or call 1- 888-200-6796. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus.

Wilshire  Associates   Incorporated   ("Wilshire")  serves  as  the  Portfolio's
investment adviser.

First Data Investor Services Group, Inc. ("Investor Services Group") serves as the Portfolio's administrator and transfer agent.

First Data Distributors, Inc. ("FDDI") serves as the Portfolio's distributor.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    2
GENERAL INFORMATION AND HISTORY 2
MANAGEMENT OF THE COMPANY       8
INVESTMENT ADVISORY AND OTHER AGREEMENTS        11
DISTRIBUTION PLAN       13
REDEMPTION OF SHARES    14
DETERMINATION OF NET ASSET VALUE        14
DIVIDENDS, DISTRIBUTION AND TAXES       15
PERFORMANCE INFORMATION 16
PORTFOLIO TRANSACTIONS  16
INFORMATION ABOUT THE PORTFOLIO 17
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
  COUNSEL AND INDEPENDENT ACCOUNTANTS   18

GENERAL INFORMATION AND HISTORY

On May 29, 1996, Dreyfus-Wilshire Target Funds, Inc. changed its name to Wilshire Target Funds, Inc.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Description of the Portfolio."

OTHER PORTFOLIO SECURITIES

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio only will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

LENDING PORTFOLIO SECURITIES. In connection with its securities lending transactions, the Portfolio may return to the borrower or a third party which is unaffiliated with the Company, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group, F-1 by Fitch Investors Service, L.P. or D-1 by Duff & Phelps Credit Rating Co.; (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co.; or (c) if unrated, determined by Wilshire to be of comparable quality to those rated obligations which may be purchased by the Portfolio. These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and similar rights to purchase stock. Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

DERIVATIVES. Although Wilshire has no current intention to invest Portfolio assets in financial instruments which derive their performance, at least in part, from the performance of an underlying assets or index ("Derivatives"), it reserves the right to do so in the future. Under normal market conditions, less than 5% of the net assets of the Portfolio would be invested in Derivatives. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase, decrease or change the level of risk to which it is exposed in much the same way as the Portfolio can increase, decrease or change its risk by making investments in specific securities.

In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Wilshire will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollar times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of Wilshire to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

FUTURE DEVELOPMENTS. The Portfolio may take advantage of opportunities in the area of futures contracts and any other Derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or SAI.

MANAGEMENT POLICIES

FUND INVESTMENT RESTRICTIONS. The Portfolio has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 10 through 12 are not fundamental policies and may be changed by vote of a majority of the Directors at any time. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options and futures contracts, including those relating to indices and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Portfolio's total assets.

9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE COMPANY

Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE COMPANY

*THOMAS D. STEVENS, Chairman of the Board, President and Director. Senior Vice President and Principal of Wilshire for more than the past five years. He is the Chief Investment Officer of the Wilshire Asset Management division of Wilshire. Wilshire Asset Management is a provider of index and structured equity and fixed income applications. He is 50 years old and his address is c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.


DEWITT F. BOWMAN, Director. Since January 1994, Pension Investment Consultant providing advice on large pension fund investment strategy, new product evaluation and integration, and large plan investment analysis and management. For more than four years prior thereto, he was Chief Investment Officer of the California Public Employees Retirement System. He currently serves as a director of the RREEF America REIT, Dresdner RCM Capital and Equity Funds, Inc., and as a trustee of the Pacific Gas & Electric Nuclear Decommissioning Trust, Brandes Investment Trust and PCG Private Equity Fund. He is 68 years old and his address is 79 Eucalyptus Knoll, Mill Valley, California 94941.

*ROBERT J. RAAB, JR., Director. Senior Vice President and Principal of Wilshire for more than the past five years. He is head of Wilshire's Institutional Services Division and is responsible for Wilshire Equity, Fixed Income, Index Fund and Portfolio Accounting products. He is 49 years old and his address is c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

ANNE WEXLER, Director. Chairman of the Wexler Group, consultants specializing in government relations and public affairs for more than fifteen years. She is also a director of Alumax, The Dreyfus Corporation, Comcast Corporation, The New England Electric System, Nova Corporation, and sixteen mutual funds in the Dreyfus mutual fund family as well as a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, the Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 69 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

CYNTHIA A. HARGADON, Director. Since July 1998, Director of Investments for the National Automobile Dealers Association. From November 1996 to July 1998, President of Stable Value Investment Association, Inc. educating the public about stable value as a fixed income alternative and how to use it in the asset allocation process for defined contribution plan participants. She is also a project consultant of Johnson Custom Strategies, Inc. an independent investment services firm founded in 1992 to provide specialized asset management strategies to institutional clients. For more than nine years prior thereto, she was Senior Vice President and Chief Investment Officer of ICMA Retirement Corporation/ICMA Retirement Trust. She is 44 years old and her address is c/o National Auto Dealers Association, Retirement Trust, 8400 Westpark Drive, McLean, VA 22102.

For so long as the Company's plan described in the section captioned "Distribution Plan" remains in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

The Company typically pays its Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The aggregate amount of compensation paid to each current Director by the Company for the fiscal year ended August 31, 1998, was as follows:

                                      PENSION OR
                                      RETIREMENT                        TOTAL
                                       BENEFITS         ESTIMATED    COMPENSATION
                   AGGREGATE          ACCRUED AS          ANNUAL         FROM
                  COMPENSATION          PART OF          BENEFITS     REGISTRANT
   NAME OF            FROM             COMPANY'S           UPON       AND COMPANY
BOARD MEMBER        COMPANY*           EXPENSES         RETIREMENT      COMPLEX

Thomas D. Stevens      $0                 N/A               N/A           $0
DeWitt F. Bowman    $13,000               N/A               N/A        $13,000
Robert J. Raab, Jr.    $0                 N/A               N/A           $0
Anne L. Wexler      $13,000               N/A               N/A        $13,000
Cynthia A.          $ 6,500               N/A               N/A        $ 6,500
Hargadon**
Peter J. Carre***   $ 3,250               N/A               N/A        $ 3,250


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $18,422 for all Directors as a group.
**      Appointed as a Director on June 8, 1998.
***     Resigned as a Director on February 19, 1998.

OFFICERS OF THE COMPANY

THOMAS D. STEVENS (see "Directors of the Company" above).

DAVID R. BORGER, Vice President and Treasurer. Vice President and Principal of Wilshire and Director of Research for its Wilshire Asset Management division for more than five years. He is 50 years old and his address is c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

     ALAN L. MANNING, Secretary. Since 1990, Vice President, Secretary and General Counsel of Wilshire. He is 50 years old and his address is c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

     MICHAEL J. NAPOLI, JR., Vice President. Vice President and Principal of Wilshire for more than five years. He is Director of Marketing for its Wilshire Asset Management division. He is 47 years old and his address is c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

     JULIE A. TEDESCO, Vice President and Assistant Secretary. Since May 1994, Counsel to Investor Services Group. From July 1992 to May 1994, Assistant Vice President and Counsel of The Boston Company Advisors, Inc. She is 41 years old and her address is c/o First Data Investor Services Group, Inc., 101 Federal Street, Boston, Massachusetts 02110.

THERESE M. HOGAN, Vice President and Assistant Secretary. Since June 1994, Manager (State Regulation) of Investor Services Group. From October 1993 to June 1994, Senior Legal Assistant at Palmer & Dodge, Boston, Massachusetts. For more than eight years prior thereto, a paralegal at Robinson & Cole in Hartford, Connecticut. She is 37 years old and her address is c/o First Data Investor Services Group, Inc., 101 Federal Street, Boston, Massachusetts 02110.


     KENNETH J. KEMPF, Assistant Treasurer. Since 1998 Senior Vice-President of Investor Services Group. From November 1993 to February 1998, President and Chief Executive Officer of FPS Services, Inc., King of Prussia, Pennsylvania. He is 49 years old and his address is c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

     GERALD J. HOLLAND, Assistant Treasurer. Since 1994, Vice President of Investor Services Group's Fund Administration Department. Prior to that time, he was Senior Vice President of Finance and Administration for Delaware Management Co. and its affiliates. He is 48 years old and his address is c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

BRIAN O'NEILL, Assistant Treasurer. Since 1994, Director of Investor Services Group's Financial Reporting Department. From 1992 to 1994, Mr. O'Neill was a Supervisor in the Accounting Services Unit of Investor Services Group. He is 31 years old and his address is c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

     SUSAN T. NAUGHTON, Assistant Treasurer. Since 1995, Section Manager of Investor Services Group's Financial Reporting Department. From 1993 to 1995, Ms. Naughton was a Supervisor of International Funds in the Mutual Funds Accounting Department at PFPC, Inc. She is 39 years old and her address is c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

     ROBERT C. HERFORTH, Assistant Treasurer. Since 1997, Section Manager of Investor Services Group's Financial Reporting Department. From 1995 to 1998, Mr. Herforth served as a Financial Administrator. Prior to 1995, he was a Supervisor in the Transfer Agent Control Department. He is 30 years old and his address is c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

Directors and officers of the Company, as a group, owned less than 1% of the Company's shares of Common Stock outstanding on June 1, 1999.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

INVESTMENT ADVISORY AGREEMENT. Wilshire provides investment advisory services to the Portfolio pursuant to Investment Advisory Agreement (the "Advisory Agreement") dated July 11, 1996 with the Company as amended to include the Portfolio on June 8, 1998. As to the Portfolio, the Advisory Agreement has an initial term of two years and thereafter is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or Wilshire, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Portfolio, the Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board of Directors or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by Wilshire. The Advisory Agreement will terminate automatically, as to the Portfolio, in the event of its assignment (as defined in the 1940 Act).

     The  following  persons are  executive  officers and directors of Wilshire:
Dennis A. Tito, Chairman of the Board of Directors, President and Chief Executive Officer; Robert J. Raab, Jr., Director and Senior Vice President;
Thomas D. Stevens, Director and Senior Vice President; Stephen L. Nesbitt, Director and Senior Vice President; Rosalind M. Hewsenian, Director and Vice President; Robert C. Kuberek, Director and Vice President; Howard M. Yata, Director and Vice President; Cecilia I. Loo, Director and Vice President; Thomas
J. Ryan, Director and Vice President; Alan L. Manning, Vice President, General Counsel and Secretary; and San Slawson, Vice President and Treasurer.

Wilshire provides day-to-day management of the Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the oversight of the Company's Board of Directors. Wilshire provides the Portfolio with portfolio managers who are authorized by the Board of Directors to execute purchases and sales of securities. The Portfolio's primary Portfolio Manager is Thomas D. Stevens and he is assisted by David R. Borger.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reasons of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

SERVICES AGREEMENT. Pursuant to a Services Agreement (the "Services Agreement") with the Company, Investor Services Group, a subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, Massachusetts 01581, furnishes the Company with clerical help and accounting, data processing, internal auditing and legal services and certain other services required by the Company, prepares reports to the Portfolio's shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities, and generally assists in all aspects of the Company's operations, other than providing investment advice.

The Services Agreement has an initial three year term ("Initial Term") and upon the expiration date of the Initial Term, the Services Agreement will automatically renew for successive terms of three years ("Renewal Terms") each, unless the Company or Investor Services Group provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the Initial Term or the then current Renewal Term.

As compensation for Investor Services Group's services under the Services Agreement, Investor Services Group is entitled to receive from the Company a monthly administration fee at the annual rate of .15 of 1% of the Company's monthly average net assets up to aggregate assets of $1 billion, .10 of 1% such value on the next $4 billion, and .08 of 1% on the excess net assets. In addition, the Company has agreed to pay Investor Services Group an annual fee of $25,000 for each series (including the Portfolio) and $2,000 for each additional class.

THE DISTRIBUTOR. FDDI, a subsidiary of Investor Services Group, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Company's distributor pursuant to an agreement which is renewable annually by the Board of Directors. The Horace Mann Class shares of the Portfolio are continuously offered at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

DISTRIBUTION PLAN

The Distribution Plan ("12b-1 Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class shares of the Portfolio by vote of the majority of both (a) the Directors of the Company, and (b) those Directors of the Company who are not interested persons of the Company, and have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the 12b-1 Plan.

Under the 12b-1 Plan, FDDI is required to provide to the Directors of the Company for their review, at least quarterly, a written report of the amounts expended by the Portfolio and the purposes for which such expenditures were made.

The 12b-1 Plan will continue in effect with respect to the Horace Mann Class shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the Investment Company Act of 1940 or the rules and regulations thereunder) of both
(a) the Directors of the Company, and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may not be amended in any material respect with respect to the Horace Mann Class shares of the Portfolio unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the Investment Company Act of 1940 or the rules and regulations thereunder) of both (a) the Directors of the Company, and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority of the outstanding shares of the Horace Mann Class shares of the Portfolio. The 12b-1 Plan may be terminated at any time with respect to the Horace Mann Class shares of the Portfolio by vote of a majority of the Independent Directors or, as to the Horace Mann Class shares of the Portfolio, by vote of a majority of the outstanding shares of the Horace Mann Class of the Portfolio.

REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Redemption of Shares."

     STOCK CERTIFICATES; SIGNATURES. Any certificates representing shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, administrators or trustees. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Portfolio's shareholders.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Redemption of Shares."

The Portfolio's investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares.

DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

REGULATED INVESTMENT COMPANY. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses each taxable year).

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

SPECIAL TAX CONSIDERATIONS. Any dividend or distribution paid shortly after a shareholder's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of investment. Such a dividend or distribution would be a return on investment in an economic sense.

If a shareholder holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the shareholder's risk of loss in his or her Portfolio shares (an "offsetting position"), recently proposed Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the shareholder's ability to claim the corporate dividends received deduction in respect of Portfolio dividends.

PERFORMANCE INFORMATION

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Performance Information."

From time to time, quotations of the Portfolio's performance may be presented in advertisements, sales literature or reports to shareholders or prospective investors. All performance information is calculated separately for each class. The data is calculated as follows:

Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "nth" root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

From time to time, advertising materials for the Portfolio may refer to Morningstar ratings and related analysis supporting such ratings.

PORTFOLIO TRANSACTIONS

Wilshire supervises the placement of orders on behalf of the Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Wilshire and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that supplement Wilshire's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Wilshire and its fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Wilshire in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Wilshire in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades, in certain cases, may result from two or more clients Wilshire might advise being engaged simultaneously in the purchase or sale of the same security. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 10%. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Wilshire based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

INFORMATION ABOUT THE PORTFOLIO

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "General Information."

Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the series affected by such matter as defined by the 1940 Act. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of all series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares, such as the Horace Mann Class shares, of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
COUNSEL AND INDEPENDENT ACCOUNTANTS

The Northern Trust Company, an Illinois trust company located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as custodian of the Company's investments. Investor Services Group, a subsidiary of First Data Corporation, P.O. Box 60488, King of Prussia, Pennsylvania 19406-0488, is the Company's transfer and dividend disbursing agent. Neither The Northern Trust Company nor Investor Services Group has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071-2371, is counsel for the Company.

PricewaterhouseCoopers LLP., 2400 Eleven Penn Center, Philadelphia, PA 19103, independent accountants, have been selected as auditors of the Company.